900 Circle 75 Parkway
Suite 1120
Atlanta, GA 30339
770-933-7000
770-933-7010 Fax

SunLink Health Systems, Inc.

March 9, 2005

Mr. J. T. Morris

SunLink Health Systems, Inc.

900 Circle 75 Parkway

Suite 1120

Atlanta, GA 30339

In Re: Amended and Restated Employment Agreement

Dear Pete:

We refer to the Amended and Restated Employment Agreement among you, SunLink Health Systems, Inc. ("SunLink") and SunLink Healthcare, LLC (successor to SunLink Healthcare Corp.) as of the 1st day of February, 2002 (the "Amended and Restated Employment Agreement"). The purpose of this letter is to amend the Amended and Restated Employment Agreement to extend the term thereof by eighteen months. Accordingly, the date "December 31, 2004" in the first sentence of Section 2 of the Amended and Restated Employment Agreement is hereby deleted and the date "June 30, 2006" is hereby inserted in lieu thereof. All other terms and conditions of the Amended and Restated Employment Agreement shall remain unchanged, in full force and effect.

If you agree to the foregoing amcndsnent please sign this letter agreement in the space indicated below.

SUNLINK HEALTH SYSTEMS, INC.

By: /s/ Robert M. Thornton, Jr.

Title: Chief Executive Officer

SUNLINK HEALTHCARE, LLC

By: /s/ Maria E. Madison

Title: Vice President

ACCEPTED AND AGREED

This 9 of March, 2005

/s/ Joseph T. Morris L.S.

J.T. Morris